EXHIBIT 32.1

LUTHER BURBANK CORPORATION

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Simone Lagomarsino, state and attest that:
1.I am the Chief Executive Officer of Luther Burbank Corporation (the "Corporation").
2.I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
•    The Quarterly Report on Form 10-Q of the Corporation for the quarter ended March 31, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
•    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of, and for, the periods presented.

Date:     May 5, 2023

By:    /s/ Simone Lagomarsino
    Chief Executive Officer
    (Principal Executive Officer)